UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Keel Infrastructure Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40370	41-4266374
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, Suite 1075, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (929)-264-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KEEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Approval of the New Independent Registered Public Accounting Firm

On June 11, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Keel Infrastructure Corp. (the “Company”) approved PricewaterhouseCoopers LLP (United States) (“PwC USA”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through June 11, 2026 , neither the Company nor anyone acting on its behalf consulted with PwC USA regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by PwC USA that PwC USA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Dismissal of Independent Registered Public Accounting Firm

On June 11, 2026, in connection with the engagement of PwC USA, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP (Canada) (“PwC Canada”) as the Company’s independent registered public accounting firm. The decision to dismiss PwC Canada was recommended and approved by the Audit Committee due to the Company’s redomiciliation from Canada to the United States.

The audit reports of PwC Canada on the Company’s consolidated financial statements as of and for each of the fiscal years ended December 31, 2025 and 2024, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through June 11, 2026, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PwC Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC Canada, would have caused PwC Canada to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such periods; and (ii) no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC Canada with a copy of the above disclosures contained in this Current Report on Form 8-K prior to the time this Current Report on Form 8-K was filed with the U.S. Securities and Exchange Commission (the “SEC”), and requested that PwC Canada furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company herein, and, if not, stating the respects in which it does not agree. A copy of PwC Canada’s letter, dated June 11, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP (Canada) to the SEC, dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keel Infrastructure Corp.
(Registrant)

Date: June 16, 2026	By:	/s/ Jonathan Mir
Jonathan Mir
Chief Financial Officer

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